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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported) January 29, 2004

                       WRC MEDIA INC.
   (Exact name of registrant as specified in its chapter)

          Delaware               333-96119          13-4066536
(State or other jurisdiction    (Commission        (IRS Employer
      of incorporation          File Number)    Identification No.)

512 Seventh Avenue, 22nd Floor, New York, NY  10018
  (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code (212) 582-6700

                         Not Applicable
  (Former name or former address, if changed since last report)



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS. The following Exhibit is furnished as part of this Report.

Exhibit No.       Exhibit
-----------       -------

   99.1           Press release issued by WRC Media Inc. on January 28, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 28, 2004, WRC Media Inc. announced its preliminary and unaudited condensed consolidated financial results for its full year 2003 which is set forth in the press release in an Exhibit hereto.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WRC MEDIA INC.
                                     (Registrant)



Date January 29, 2004    By: /s/ Richard Nota
                         ----------------------------------------
                         Name:   Richard Nota
                         Title:  Senior Vice President, Finance

                              Index to Exhibits


Exhibit No.       Exhibit
-----------       -------

   99.1 Press release issued by WRC Media Inc. on January 28, 2004 (furnished herewith).